UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026
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Crinetics Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On February 27, 2026, the Audit Committee (the "Audit Committee") of the Board of Directors of Crinetics Pharmaceuticals, Inc. (the "Company") approved the dismissal of BDO USA, P.C. ("BDO") as the Company’s independent registered public accounting firm.
The reports of BDO on the Company's consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period through February 27, 2026, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in their reports, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company has provided a copy of the foregoing disclosures to BDO and requested that BDO furnish it with a letter addressed to the SEC stating whether BDO agrees with the above statements. A copy of BDO's letter, dated March 3, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.
(b) Appointment of New Independent Registered Public Accounting Firm
On February 27, 2026, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2026. During the fiscal years ended December 31, 2025 and 2024 and in the subsequent interim period through February 27, 2026, the Company, nor any party on its behalf, has not consulted with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

16.1	Letter from BDO USA, P.C. to the Securities and Exchange Commission dated March 3, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	March 3, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)